Filed pursuant to Rule 497(c)
                                                     1933 Act File No. 033-84762

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

                         Institutional Shares      A Shares
                                  WSIIX              WSIBX


                       WILMINGTON BROAD MARKET BOND FUND

                         Institutional Shares      A Shares

                                  WBRIX             WBRBX


                         WILMINGTON MUNICIPAL BOND FUND

                         Institutional Shares      A Shares

                                  WTAIX              WTABX


                               of WT Mutual Fund
--------------------------------------------------------------------------------
                       PROSPECTUS DATED NOVEMBER 1, 2010

          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY .................2
WILMINGTON BROAD MARKET BOND FUND SUMMARY ............................6
WILMINGTON MUNICIPAL BOND FUND SUMMARY ..............................10
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
 STRATEGIES AND RISKS ...............................................14
     INVESTMENT OBJECTIVE ...........................................14
     PRINCIPAL INVESTMENT STRATEGIES ................................14
     FUND COMPOSITION ...............................................14
     PRINCIPAL RISKS OF THE FUNDS ...................................16
MANAGEMENT OF THE FUNDS .............................................19
     INVESTMENT ADVISER .............................................19
     FUND MANAGERS ..................................................20
     SERVICE PROVIDERS ..............................................21
SHAREHOLDER INFORMATION .............................................22
     PRICING OF SHARES ..............................................22
     SHARE CLASSES ..................................................22
     PURCHASE OF SHARES .............................................22
     SALES CHARGE REDUCTIONS AND WAIVERS ............................23
     REDEMPTION OF SHARES ...........................................25
     EXCHANGE OF SHARES .............................................27
     DISTRIBUTIONS ..................................................28
     TAXES ..........................................................28
     DISTRIBUTION ARRANGEMENTS ......................................30
     ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES ............30
     FINANCIAL HIGHLIGHTS ...........................................31
FOR MORE INFORMATION ................................................37

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases                 None       2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                 0.35%       0.35%
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.23%       0.23%
Total Annual Fund Operating Expenses                            0.58%       0.83%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $59    $186    $324     $726
-------------------- ------ ------- ------- --------
A Shares              $283   $460    $651    $1,205
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 15% of its assets in high yield bonds (also known as junk bonds) and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate (2 1/2 to 4 years) average dollar-weighted duration.

As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by nongovernmental entities and other asset-backed securities.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Foreign Securities Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

     o High Yield Bond Risks: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Mortgage-Backed Securities Risk: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years


[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2000          9.71%
------------- -------
2001          8.40%
------------- -------
2002          9.18%
------------- -------
2003          3.81%
------------- -------
2004          2.81%
------------- -------
2005          1.33%
------------- -------
2006          4.34%
------------- -------
2007          6.47%
------------- -------
2008          7.12%
------------- -------
2009          6.58%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 7.71%

During the periods shown in the bar chart, the Fund's best quarter was up 6.35% (quarter ended December 31, 2008) and the Fund's worst quarter was down -2.37% (quarter ended June 30, 2004).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.


Average Annual Total Returns
(for the periods ended December 31, 2009)                                 1 Year 5 Years 10 Years
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                                  6.58%  5.15%    5.94%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)               4.79%  3.53%    4.12%
------------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                                 4.39%  3.45%    4.01%
------------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                           4.22%  4.46%     N/A
------------------------------------------------------------------------- ------ ------- --------
Barclays Capital U.S. Intermediate Government/Credit Index (reflects no
deduction for fees, expenses or taxes)                                    5.24%  4.66%    5.93%
------------------------------------------------------------------------- ------ ------- --------
BofA Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no deduction
for fees, expenses or taxes)                                              -1.41% 4.68%    5.45%
------------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on October 7, 2003, through December 31, 2009, the average annual total return was 3.98% for the A Shares. For the period October 31, 2003, through December 31, 2009, the average annual total return for the Barclays Capital U.S. Intermediate Government/Credit Index was 4.43%, and for the BofA Merrill Lynch 1-10 year U.S. Treasury Index the return was 4.23%.


MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund. Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund     Vice President, Portfolio
                              since 1992.                       Manager and Managing
                                                                Director, Economic
                                                                Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund     Vice President, Senior
                              since 1996.                       Portfolio Manager
                                                                and Director of
                                                                Institutional Fixed
                                                                Income
--------------------------------------------------------------------------------
Randy H. Vogel, CFA           Portfolio Manager of  the Fund    Senior Credit
                              since 2008.                       Analyst and
                                                                Portfolio Manager
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums             Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares          $500,000                          None
--------------------------------------------------------------------------------
A Shares                      $1,000                            None


You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON BROAD MARKET BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high total return, consistent with high current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees
(fees paid directly from your investment):                   Institutional Shares A Shares
Maximum Sales Charge (Load) Imposed on Purchases                     None          2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60         1.00%         1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the
value of your investment):                                   Institutional Shares A Shares
Management Fees                                                      0.35%         0.35%
Distribution (12b-1) and/or Service Fees                             None          0.25%
Other Expenses                                                       0.37%         0.37%
Total Annual Fund Operating Expenses                                 0.72%         0.97%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $74    $230    $401     $894
-------------------- ------ ------- ------- --------
A Shares              $297   $503    $726    $1,366
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. Investment grade fixed income securities include securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.

As part of its principal investment strategy, the Fund may invest in bank obligations; corporate bonds, notes and commercial paper; high yield bonds; mortgage-backed securities; municipal securities; obligations issued by supranational agencies; preferred stock; and U.S. government obligations. The mortgage-backed securities in which the Fund will invest as part of its principal investment strategy are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as the Government National Mortgage Association ("Ginnie Mae") or by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As part of the Fund's non-principal investment strategy the Fund may invest in mortgage-backed securities issued by nongovernmental entities and other asset-backed securities.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Foreign Securities Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o Government Obligations Risk: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U. S. Treasury or the U. S. Government.

     o High Yield Bond Risks: High yield bonds are subject to the risks normally associated with investing in fixed income securities. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     o Mortgage-Backed Securities Risk: The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Preferred Stock Risk: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years

[BAR CHART OMITTED

Calendar Year Percent
------------- -------
2000          11.91%
------------- -------
2001          7.94%
------------- -------
2002          9.67%
------------- -------
2003          4.16%
------------- -------
2004          3.74%
------------- -------
2005          2.07%
------------- -------
2006          4.62%
------------- -------
2007          6.29%
------------- -------
2008          6.65%
------------- -------
2009          7.04%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 8.90%

During the periods shown in the bar chart, the Fund's best quarter was up 7.38% (quarter ended December 31, 2008) and the Fund's worst quarter was down -3.09% (quarter ended June 30, 2004).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary. The table reflects all applicable fees and sales charges.

Average Annual Total Returns
(for the periods ended December 31, 2009)                            1 Year 5 Years 10 Years
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                             7.04%  5.32%    6.37%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)          4.87%  3.51%    4.38%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of
Fund Shares(1)                                                       4.88%  3.51%    4.31%
-------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                      4.73%    N/A     N/A
-------------------------------------------------------------------- ------ ------- --------
Barclays Capital U.S. Government/Credit Index (reflects no deduction
for fees, expenses or taxes)                                         4.52%  4.71%    6.34%
-------------------------------------------------------------------- ------ ------- --------
BofA Merrill Lynch U.S. Treasury Master Index (reflects no deduction
  for fees, expenses or taxes)                                       -3.72% 4.88%    6.13%
-------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 5.41% for the A Shares. For the period December 31, 2005, through December 31, 2009, the average annual total return for the Barclays Capital U.S.

 Government/Credit Index was 5.30%, and for the BofA Merrill Lynch U.S. Treasury Master Index the return was 5.41%.

MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund     Vice President, Portfolio
                              since 1992.                       Manager and Managing
                                                                Director, Economic
                                                                Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund     Vice President, Senior
                              since 1996.                       Portfolio Manager and
                                                                Director of Institutional
                                                                Fixed Income
--------------------------------------------------------------------------------
Randy H. Vogel, CFA           Portfolio Manager of the Fund     Senior Credit
                              since 2008.                       Analyst and
                                                                Portfolio Manager
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums        Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares     $500,000                          None
--------------------------------------------------------------------------------
A Shares                 $1,000                            None
--------------------------------------------------------------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. Your withdrawals from a retirement plan may be subject to federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

WILMINGTON MUNICIPAL BOND FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the section "Purchase of Shares" on page 22 of the Fund's Prospectus.

Shareholder Fees                                             Institutional
(fees paid directly from your investment):                      Shares     A Shares
Maximum Sales Charge (Load) Imposed on Purchases                 None       2.00%
(as a % of offering price)
Redemption Fee (as a percentage of amount redeemed within 60    1.00%       1.00%
days of purchase)
Annual Fund Operating Expenses
(expenses that you pay each year as a % of the               Institutional
value of your investment):                                      Shares     A Shares
Management Fees                                                 0.35%       0.35%
Distribution (12b-1) and/or Service Fees                         None       0.25%
Other Expenses                                                  0.25%       0.25%
Acquired Fund Fees and Expenses                                 0.01%       0.01%
Total Annual Fund Operating Expenses                            0.61%       0.86%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                     1 Year 3 Years 5 Years 10 Years
-------------------- ------ ------- ------- --------
Institutional Shares  $62    $195    $340     $762
-------------------- ------ ------- ------- --------
A Shares              $286   $469    $667    $1,240
-------------------- ------ ------- ------- --------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes if Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund invests in securities rated in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or if unrated, determined by the investment adviser to be of comparable quality. As a fundamental policy, the Fund will maintain an intermediate (4 to 8 years) average dollar-weighted duration.

The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes will perform better.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment may fluctuate significantly from day-to-day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other governmental agency. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to the principal risks described below.

     o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates.

     o Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy.

     o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk: Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality.

     o Sector Focus Risk: A fund that focuses its investments in the securities of a particular bond market sector (e.g., healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

     o Tax Risk: To the extent that the Fund invests in bonds that are subject to the alternative minimum tax ("AMT"), the income paid by the Fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted towards the Fund's 80% investment policy.

RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing:

     o    changes in the Fund's performance from year-to-year; and

     o how the Fund's average annual returns for one year, five year and ten year periods compared to those of a broad measure of market performance.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at wilmingtonfunds.com and/or by calling the Fund toll-free at 800.336.9970.

The annual returns in the bar chart are for the Fund's Institutional Shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Annual Total Returns for the Past 10 Calendar Years



[BAR CHART OMITTED]

Calendar Year Percent
------------- -------
2000          8.47%
------------- -------
2001          4.38%
------------- -------
2002          7.92%
------------- -------
2003          3.45%
------------- -------
2004          2.22%
------------- -------
2005          1.53%
------------- -------
2006          3.80%
------------- -------
2007          4.19%
------------- -------
2008          -2.95%
------------- -------
2009          11.99%
------------- -------


Calendar Year-to-Date Total Return as of September 30, 2010: 7.11%

During the periods shown in the bar chart, the Fund's best quarter was up 5.48% (quarter ended September 30, 2009) and the Fund's worst quarter was down 2.95% (quarter ended September 30, 2008).

After-tax returns are shown only for Institutional Shares and after-tax returns for A Shares will vary.

Average Annual Total Returns
(for the periods ended December 31, 2009)                            1 Year 5 Years 10 Years
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return Before Taxes                             11.99% 3.60%    4.43%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions(1)          11.95% 3.58%    4.40%
-------------------------------------------------------------------- ------ ------- --------
Institutional Shares Return After Taxes on Distributions and Sale of
Fund Shares(1)                                                       9.26%  3.58%    4.32%
-------------------------------------------------------------------- ------ ------- --------
A Shares Return Before Taxes(2)                                      9.44%    N/A     N/A
-------------------------------------------------------------------- ------ ------- --------
Barclays Capital Short/Intermediate Municipal Index (reflects no
deduction for fees, expenses or taxes)                               6.61%  4.24%    4.95%
-------------------------------------------------------------------- ------ ------- --------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) From inception of the Fund's A Shares on December 20, 2005, through December 31, 2009, the average annual total return was 3.42% for the A Shares. For the period December 31, 2005, through December 31, 2009, the average annual total return for the Barclays Capital U.S. Short/Intermediate Municipal Index was 4.94%.

MANAGEMENT

Investment Adviser/Sub-Adviser

Rodney Square Management Corporation ("RSMC") is the investment adviser for the Fund.

Wilmington Trust Investment Management, LLC ("WTIM") is sub-adviser for the Fund.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:


Name                          Length of Service                 Title
--------------------------------------------------------------------------------
Clayton M. Albright, III      Portfolio Manager of the Fund    Vice President,
                              since 2010.                      Portfolio Manager
                                                               and Managing
                                                               Director,
                                                               Economic Research
--------------------------------------------------------------------------------
Dominick J. D'Eramo, CFA      Portfolio Manager of the Fund    Vice President,
                              since 2010.                      Senior Portfolio
                                                               Manager and
                                                               Director of
                                                               Institutional
                                                               Fixed Income
--------------------------------------------------------------------------------
Robert F. Collins, CFA        Portfolio Manager of the Fund    Vice President
                              since 2010.                      and Director of
                                                               Tax-Exempt Fixed
                                                               Income
                                                               Investments
--------------------------------------------------------------------------------

PURCHASE AND SALE OF SHARES

Purchase Minimums        Initial                           Subsequent
--------------------------------------------------------------------------------
Institutional Shares     $500,000                          None
--------------------------------------------------------------------------------
A Shares                 $1,000                             None
--------------------------------------------------------------------------------

You may purchase and sell (redeem) your shares each day the New York Stock Exchange is open. You may purchase and sell your shares through your financial intermediary or by mail (Wilmington Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9828, Providence, RI, 02940) or telephone (800.336.9970) .

TAX INFORMATION

The Fund's distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund's distributions may be subject to federal, state, and local income taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

 MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

          The Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate Bond Fund") and the Wilmington Broad Market Bond Fund ("Broad Market Bond Fund") each seeks a high total return, consistent with high current income. The Wilmington Municipal Bond Fund ("Municipal Bond Fund") seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The Short/Intermediate Bond Fund invests at least 85% of its total assets in various types of investment grade fixed income securities. The Short/Intermediate Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Short/Intermediate Bond Fund will maintain a short-to-intermediate (2 1/2 to 4 years) average dollar-weighted duration.

          The Broad Market Bond Fund invests at least 80% of its total assets in various types of investment grade fixed income securities. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Broad Market Bond Fund will maintain an intermediate (4 to 7 years) average dollar-weighted duration.

          The Municipal Bond Fund invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Municipal Bond Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax.
As a fundamental policy, the Municipal Bond Fund will maintain an intermediate (4 to 8 years) average dollar-weighted duration. The Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

FUND COMPOSITION

          The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The investment adviser may purchase securities based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades or to purchase other fixed income securities that the investment adviser believes may perform better. The investment adviser seeks to protect each Fund's principal value. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

          Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

          The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                   Short/
                               Intermediate   Broad Market  Municipal
                                   Bond           Bond        Bond
                               -------------  ------------  ---------
Bank Obligations                     X              X
Corporate Bonds, Notes and
    Commercial Paper                 X              X
High Yield Bonds(1)                  X              X
Mortgage-Backed Securities           X              X
Municipal Securities                 X              X          X
Obligations Issued By
    Supranational Agencies           X              X
Preferred Stock(2)                   X              X
U.S. Government Obligations(3)       X              X


(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

The mortgage-backed securities in which the Short/Intermediate Bond Fund and the Broad Market Bond Fund invest as part of their principal investment strategies are issued or guaranteed by the U.S. Government, U.S. Government agencies, such as Ginnie Mae or by U.S. Government-sponsored enterprises, such as Fannie Mae or Freddie Mac. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund may invest in mortgage-backed securities issued by non-governmental entities and other asset-backed securities as part of their non-principal investment strategy. Investments in mortgage-backed securities and asset-backed securities are subject to each Fund's limit on investment in high yield securities to the extent that they are rated, at the time of purchase, below the top four categories by Moody's or by S&P. Each Fund does not currently intend to invest in derivative instruments as a principal investment strategy.

          The Funds may invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

          Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

PRINCIPAL RISKS OF THE FUNDS

          The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com.

     o Credit Risk (All Funds): The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     o    Foreign Securities Risk (Short/Intermediate Fund and Broad Market
          Fund): The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     o    Government Obligations Risk (Short/Intermediate Fund and Broad Market
          Fund): The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U. S. Government.

     o    High Yield Bond Risks (Short/Intermediate Fund and Broad Market
          Fund): High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high- profile default, or just a change in the market's psychology.

     o Interest Rate Risk (All Funds): The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Generally, the longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

     o Market Risk (All Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities that may impact the Municipal Bond Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Municipal Bond Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U. S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Municipal Bond Fund's municipal securities in the same manner.

          In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Bond Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Municipal Bond Fund and could adversely affect the Municipal Bond Fund's shareholders by subjecting the income from the Municipal Bond Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond Fund.

     o Mortgage-Backed Securities and Other Asset-Backed Securities Risk (Short/Intermediate Fund and Broad Market Fund): The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i. e. , premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under "Credit Risk. " The risk of such defaults is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

     o Opportunity Risk (All Funds): The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     o    Preferred Stock Risk (Short/Intermediate Fund and Broad Market Fund):
          The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

     o Prepayment Risk (All Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

     o Rating Agency Risk (All Funds): Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

     o Sector Focus Risk (Municipal Bond Fund): A fund that focuses its investments in the securities of a particular bond market sector (e.
          g. , healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on a Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

     o Tax Risk (Municipal Bond Fund): To the extent that the Fund invests in bonds that are subject to the AMT, the income paid by the Fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted towards the Fund's 80% investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds' SAI, which is available, free of charge, by calling (800) 336-9970 and on the Funds' website at www.wilmingtonfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at www.sec.gov.

MANAGEMENT OF THE FUNDS

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

          Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services to investment companies. As of September 30, 2010, RSMC had approximately $6.2 billion in assets under management.

          For the fiscal year ended June 30, 2010, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

                    Short/Intermediate-Term Bond Fund         0.35%
                    Broad Market Bond Fund                    0.35%
                    Municipal Bond Fund                       0.35%

          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

          A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

FUND MANAGERS

          Clayton M. Albright, III, Vice President, Portfolio Manager and Managing Director, Economic Research, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate-Term Bond, Broad Market Bond and Municipal Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.

          Dominick J. D'Eramo, CFA, Vice President, Senior Portfolio Manager and Director of Institutional Fixed Income, is a member of the investment team primarily responsible for the day-to-day management of the Short/ Intermediate-Term Bond, Broad Market Bond and Municipal Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

          Robert F. Collins, CFA, Vice President and Director of Tax-Exempt Fixed Income Investments, leads the team responsible for tax-exempted fixed income investing as part of Wealth Advisory Services' Fixed Income Group. In this role he oversees credit analysis on tax-exempt fixed income securities and tax-exempt fixed income portfolio management for Wilmington Trust's high-net-worth clients. Mr. Collins first worked at Wilmington Trust from 1982 to 1999, during which time he held several position of increasing responsibility. Mr. Collins then worked for five years as a senior vice president at PNC Financial Corp. where he started and co-managed the investment group dedicated to managing municipal bond portfolios for high-net-worth clients. Mr. Collins was also a senior vice president at Delaware Investments in Philadelphia for five years.

          Randy H. Vogel, CFA, Senior Credit Analyst and Portfolio Manager, is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies.
Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

          The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset Management                                                         Shareholder Services
----------------------------------------------- --------------------------------------------------------------------
 INVESTMENT ADVISER AND ADMINISTRATOR                                                  TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT CORP.                                       BNY MELLON INVESTMENT SERVICING (US)
          1100 NORTH MARKET STREET                                                          INC.
           WILMINGTON, DE 19890                                                        760 MOORE ROAD
                                                                                 KING OF PRUSSIA, PA 19406
Manages each Fund's investment activities
and oversees Fund administration and other                               Handles certain shareholder services,
service providers.                                                       including recordkeeping and statements,
                                                                         payment of distributions and processing
                                                                         of buy and sell requests.
=============================================== ====================================================================



                                                   WT MUTUAL FUND

                                           Wilmington Short/Intermediate Term Bond Fund
                                                Wilmington Broad Market Bond Fund
                                                 Wilmington Municipal Bond Fund



--------------------------------------------------------------------------------------------------------------------
Fund Operations                                                      Fund Asset Safe Keeping
----------------------------------------------- --------------------------------------------------------------------
            SUB-ADMINISTRATOR AND                                                       CUSTODIAN
                ACCOUNTING AGENT

  BNY MELLON INVESTMENT SERVICING (US) INC.                                    WILMINGTON TRUST COMPANY
              301 BELLEVUE PARKWAY                                              1100 NORTH MARKET STREET
             WILMINGTON, DE 19809                                                WILMINGTON, DE 19890

Provides facilities, equipment and personnel to                      Holds each Fund's assets, settles all portfolio
carry out administrative services related to                         trades and collects income earned by the assets.
each Fund and calculates each Fund's NAV
and distributions.
----------------------------------------------- --------------------------------------------------------------------
                                                   Distribution
----------------------------------------------- --------------------------------------------------------------------
                                                  DISTRIBUTOR

                                          PROFESSIONAL FUNDS DISTRIBUTOR, LLC
                                                   760 MOORE ROAD
                                            KING OF PRUSSIA, PA 19406

                                              Distributes the Funds' Shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), determines the daily NAV per share.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          BNY Mellon determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

SHARE CLASSES

          The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

PURCHASE OF SHARES

          Institutional Shares are offered on a continuous basis and are sold without sales charges. A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

Front-End Sales Charge

          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

          The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

        Your Investment in       As a Percentage of      As a Percentage of
       A Shares of the Fund        Offering Price         Your Investment
$1,000 up to $100,000                   2.00%                   2.04%
$100,000 up to $250,000                 1.50%                   1.52%
$250,000 up to $500,000                 1.25%                   1.27%
Over $500,000                           None                    None

Sales Charge Reductions and Waivers

          Reducing Sales Charges on Your A Shares. You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced through an Accumulation Privilege or a Letter of Intent, as described below, and these can be combined in any manner. To use these privileges, discuss your eligibility with your financial consultant.

     o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

     o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application for terms and conditions.

        Net Asset Value Purchases. A Shares may be purchased at net asset value by:

     o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

          You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

          If you would like additional information about each Fund's sales charges, please visit the Funds' website at www.wilmingtonfunds.com, call (800) 336-9970 or consult your broker or financial intermediary. The website provides links to information on sales charges free of charge and in a clear and prominent format.

          Networking and Sub-Transfer Agency Fees: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

          In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

          By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                                      Overnight mail:
-------------                                      ---------------
Wilmington Fixed Income Funds                      Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (US) Inc.      c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9828                                      101 Sabin Street
Providence, RI 02940                               Pawtucket, RI 02860-1427

          By Wire: You may purchase shares by wiring federal funds readily available. Please call BNY Mellon at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          Additional Information Regarding Purchases: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If Fund shares are held for more than 60 days, there is no fee when they are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          Redemption Fee: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

          Frequent Purchases and Redemptions: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% if shares are redeemed within 60 days of purchase and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

          By Mail: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

Regular mail:                                      Overnight mail:
---------------------------------------------      ---------------------------------------------
Wilmington Fixed Income Funds                      Wilmington Fixed Income Funds
c/o BNY Mellon Investment Servicing (US) Inc.      c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9828                                      101 Sabin Street
Providence, RI 02940                               Pawtucket, RI 02860-1427

          By Telephone: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          Additional Information Regarding Redemptions: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

          Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in kind.

          Small Accounts: If the value of your investment in a Fund falls below $50,000 for Institutional Shares and $500 for A Shares, you may be asked to increase your balance. If after 60 days the account value is still below $50,000 for Institutional Shares and $500 for A Shares, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 for Institutional Shares and $500 for A Shares solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children. For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

          You may exchange all or a portion of your shares in a Fund for shares of the same class of the following funds ("Wilmington Funds"):

          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Aggressive Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund
          Wilmington Large-Cap Strategy Fund
          Wilmington Small-Cap Strategy Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax consequences of exchanging your shares in a Fund for shares of a different Fund.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in an Institutional Class shareholder's account or $500 in a Class A shareholder's account.

          Fees on Exchanges: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

          Prospectuses for Institutional or A Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

          Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          The Funds intend to qualify annually to be treated as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "IRC"). As such, the Funds will not be subject to federal income taxes on the earnings the Funds distribute to shareholders provided they satisfy certain requirements and restrictions of the IRC. If for any taxable year a Fund fails to qualify as a regulated investment company, it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010. Also, all distributions from earnings and profits (as determined under federal income tax principles) to you will be taxable as ordinary dividend income. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income in taxable years beginning before January 1, 2011, such amount will be designated by a Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. A Fund's distributions of net long-term capital gains, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. The maximum individual tax rate on long-term capital gains realized before January 1, 2011 is 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

          It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

                   Medicare Contribution Tax. Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

          Backup Withholding: A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

          State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

          This section is only a summary of some important U.S. federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

DISTRIBUTION ARRANGEMENTS

          Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

          The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

          If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

          Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

FINANCIAL HIGHLIGHTS

          The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL SHARES
                                                          For the Years Ended June 30,
                                     --- --------- --- ------------------------------- -------- ----------
                                      2010              2009           2008            2007       2006
                                     ------------- --- ---------- --- ---------- ----- -------- ----------
Net Asset Value -- Beginning
of Year                              $       10.46 $       10.08  $        9.88  $        9.77  $ 10.23
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Investment Operations:
    Net investment income                     0.41          0.45           0.45           0.45        0.41
    Net realized and unrealized gain
       (loss) on investments                  0.45          0.38           0.20           0.11      (0.44)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
       Total from investment
         operations                           0.86          0.83           0.65           0.56      (0.03)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Distributions:
    From net investment income              (0.41)        (0.45)         (0.45)         (0.45)      (0.41)
    From net realized gains                 (0.11)            ---            ---            ---     (0.02)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
       Total distributions                  (0.52)        (0.45)         (0.45)         (0.45)      (0.43)
                                     --- --------- --- ---------- --- ---------- ----- -------- ----------
Net Asset Value -- End of Year             $10.80      $10.46           $10.08           $9.88      $9.77
                                         =========     ==========     ==========       ======== ==========
Total Return                               8.34%         8.47%          6.65%          5.78%     (0.25)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                        0.58%         0.60%          0.59%          0.57%       0.64%
       Excluding expense
         limitations                        0.58%         0.60%          0.59%          0.57%       0.65%
       Net investment income                3.85%         4.43%          4.45%          4.52%       4.13%
Portfolio turnover rate                       47%           34%            22%            57%         35%
Net assets at end of year
    (000 omitted)                        $179,489      $152,927       $166,361   $144,387       $132,913


SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES
                                                     For the Years Ended June 30,
                                     --- ------ --- ----------------------------- -------- --- --------
                                      2010          2009          2008            2007          2006
                                     ---------- --- --------- --- --------- ----- -------- --- --------
Net Asset Value -- Beginning
of Year                              $    10.36 $       9.98  $       9.78  $        9.67  $      10.13
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Investment Operations:
    Net investment income                  0.36         0.42          0.42           0.42          0.38
    Net realized and unrealized gain
       (loss) on investments               0.47         0.38          0.20           0.11        (0.44)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
       Total from investment
         operations                        0.83         0.80          0.62           0.53        (0.06)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Distributions:
    From net investment income           (0.38)       (0.42)        (0.42)         (0.42)        (0.38)
    From net realized gains              (0.11)           ---           ---            ---       (0.02)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
       Total distributions               (0.49)       (0.42)        (0.42)         (0.42)        (0.40)
                                     --- ------ --- --------- --- --------- ----- -------- --- --------
Net Asset Value -- End of Year           $10.70      $10.36         $9.98           $9.78         $9.67
                                         ======     =========     =========       ========     ========
Total Return(1)                          8.11%       8.25%         6.40%          5.53%        (0.56)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                     0.83%       0.85%         0.84%           0.82%         0.89%
       Excluding expense
         limitations                     0.83%       0.85%         0.84%           0.82%         0.90%
       Net investment income             3.46%       4.21%         4.20%           4.26%         3.80%
Portfolio turnover rate                    47%         34%           22%             57%           35%
Net assets at end of year
    (000 omitted)                        $2,788        $351          $151           $169           $164

(1) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES
                                                        For the Years Ended June 30,
                                     --- -------- --- ------------------------------------ --- -------
                                       2010           2009          2008         2007          2006
                                     ------------ --- --------- --- -------- --- --------- --- -------
Net Asset Value -- Beginning
of Year                               $      9.89 $       9.62  $       9.57 $       9.41  $     10.07
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Investment Operations:
    Net investment income                    0.43         0.44          0.45         0.44         0.41
    Net realized and unrealized gain
       (loss) on investments                 0.62         0.27          0.12         0.16       (0.54)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
       Total from investment
         operations                          1.05         0.71          0.57         0.60       (0.13)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Distributions:
    From net investment income             (0.43)       (0.44)        (0.45)       (0.44)       (0.41)
    From net realized gains                (0.23)           ---       (0.07)           ---      (0.12)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
       Total distributions                 (0.66)       (0.44)        (0.52)       (0.44)       (0.53)
                                     --- -------- --- --------- --- -------- --- --------- --- -------
Net Asset Value -- End of Year       $     10.28  $       9.89  $       9.62 $       9.57  $      9.41
                                     === ======== === ========= === ======== === ========= === =======
Total Return                             10.96%        7.56%         6.03%        6.47%     (1.25)%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                      0.72%        0.72%         0.71%        0.70%         0.72%
       Excluding expense
         limitations                      0.72%        0.72%         0.71%        0.70%         0.73%
       Net investment income              4.29%        4.51%         4.63%        4.60%         4.28%
Portfolio turnover rate                      43%          40%           26%          33%          31%
Net assets at end of year
    (000 omitted)                        $64,891      $63,232       $68,505      $68,905    $ 66,729

BROAD MARKET BOND FUND -- A SHARES
                                                  For the Years Ended June 30,
                                     --- -------- ---------------------------- --- --------
                                       2010              2009          2008        2007      For the
                                                                                             Period
                                                                                            December
                                                                                            20, 2005(1)
                                                                                             through
                                                                                            June 30,
                                                                                              2006
                                     --- -------- ------ --------- --- ------- --- -------- ------------
Net Asset Value -- Beginning
of Period                             $      9.89      $    9.62   $      9.58 $      9.41   $     9.67
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Investment Operations:
    Net investment income                    0.40           0.42          0.42        0.42         0.21
    Net realized and unrealized gain
       (loss) on investments                 0.62           0.27          0.11        0.17       (0.26)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
       Total from investment
         operations                          1.02           0.69          0.53        0.59       (0.05)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Distributions:
    From net investment income             (0.40)         (0.42)        (0.42)      (0.42)       (0.21)
    From net realized gains                (0.23)              ---      (0.07)          ---           --
                                     --- -------- ------ --------- --- ------- --- --------     --------
       Total distributions                 (0.63)         (0.42)        (0.49)      (0.42)       (0.21)
                                     --- -------- ------ --------- --- ------- --- -------- --- --------
Net Asset Value -- End of Period     $     10.28       $    9.89   $      9.62 $      9.58   $     9.41
                                     === ======== ====== ========= === ======= === ======== === ========
Total Return(2)                          10.68%           7.34%        5.64%       6.35%    (0.55)%(**)
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                      0.96%           1.00%         0.96%       0.95%       0.97%(*)
       Excluding expense
         limitations                      0.97%           1.01%         0.96%       0.95%       0.99%(*)
       Net investment income              3.98%           4.33%         4.37%       4.39%       4.12%(*)
Portfolio turnover rate                      43%            40%           26%         33%         31%(3)
Net assets at end of period
    (000 omitted)                         $3,038          $1,467           $11         $11         $ 10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.
(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES
                                                           For the Years Ended June 30,
                                     --- --------- --- ----------------------------------- --- ----------
                                          2010          2009         2008         2007          2006
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Net Asset Value -- Beginning
of Year                              $       12.64 $       12.79 $     12.75  $     12.66  $      13.00
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Investment Operations:
    Net investment income                     0.49          0.50        0.48         0.43           0.40
    Net realized and unrealized gain
       (loss) on investments                  0.61        (0.10)        0.04         0.09         (0.34)
                                         --------- --- --------- --- -------- --- -------- --- ----------
       Total from investment
         operations                           1.10          0.40        0.52         0.52          0.06
                                     --- --------- --- --------- --- -------- --- --------     ----------
Distributions:
    From net investment income              (0.49)        (0.50)      (0.48)       (0.43)         (0.40)
    From net realized gains                 (0.03)        (0.05)          ---          ---            ---
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
       Total distributions                  (0.52)        (0.55)      (0.48)       (0.43)         (0.40)
                                     --- --------- --- --------- --- -------- --- -------- --- ----------
Net Asset Value -- End of Year       $       13.22 $       12.64 $     12.79  $     12.75  $      12.66
                                     === ========= === ========= === ======== === ======== === ==========
Total Return                               8.84%         3.27%       4.09%        4.15%          0.45%
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                        0.60%         0.62%       0.61%        0.65%         0.69%
       Excluding expense
         limitations                        0.60%         0.62%       0.61%        0.65%         0.69%
       Net investment income                3.79%         3.99%       3.70%        3.37%         3.12%
Portfolio turnover rate                       44%           19%         37%          56%           45%
Net assets at end of year
    (000 omitted)                        $166,253      $135,073  $134,272     $113,118         $ 89,424


MUNICIPAL BOND FUND -- A SHARES
                                                  For the Years Ended June 30,
                                     --- -------- ---------------------------- --- --------
                                         2010         2009         2008            2007      For the
                                                                                             Period
                                                                                             December
                                                                                             20, 2005(1)
                                                                                             through
                                                                                             June 30,
                                                                                             2006
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Net Asset Value -- Beginning
of Period                            $      12.64   $   12.79  $     12.75     $     12.66  $      12.82
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Investment Operations:
    Net investment income                    0.46         0.47        0.45            0.40          0.20
    Net realized and unrealized gain
       (loss) on investments                 0.61       (0.10)        0.04            0.09         (0.16)
                                         -------- --- -------- --- ----------- --- -------- --- ----------
       Total from investment
         operations                          1.07         0.37        0.49            0.49          0.04
                                     --- -------- --- -------- --- ----------- --- --------     ----------
Distributions:
    From net investment income             (0.46)       (0.47)      (0.45)          (0.40)         (0.20)
    From net realized gains                (0.03)       (0.05)          ---             ---            ---
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
       Total distributions                 (0.49)       (0.52)      (0.45)          (0.40)         (0.20)
                                     --- -------- --- -------- --- ----------- --- -------- --- ----------
Net Asset Value -- End of Period     $      13.22   $   12.64  $     12.79     $     12.75  $      12.66
                                     === ======== === ======== === =========== === ======== === ==========
Total Return(2)                           8.57%        3.04%       3.86%           3.92%        0.29%(**)
Ratios (to Average Net Assets)/
    Supplemental Data:
    Expenses:
       Including expense
         limitations                       0.85%       0.87%        0.86%           0.90%        0.94%(*)
       Excluding expense
         limitations                       0.85%       0.87%        0.86%           0.90%        0.95%(*)
       Net investment income               3.55%       3.50%        3.48%           3.15%        2.94%(*)
Portfolio turnover rate                      44%          19%         37%             56%          45%(3)
Net assets at end of period
    (000 omitted)                           $579         $164          $11             $10           $10

*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.
(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                              FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          Statement of Additional Information (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o BNY Mellon Investment Servicing (US) Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

The investment company registration number is 811-08648.